Exhibit 10.2

THIS AGREEMENT made on August 23, 2005


BETWEEN:

                                            KEEWATIN WINDPOWER CORPORATION
                                            of Suite, 675 West Hastings Street
                                            Vancouver, BC  V6B 1N2
                                                        (hereinafter "Keewatin")

AND:

                                            EDWARD & CHARLOTTE BOTHNER
                                            both of Box 283
                                            Beechy, SK  S0L 0C0

                                                    (hereinafter "the Bothners")

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                        CONSENT TO ENTRY/RIGHT OF ACCESS
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WHEREAS:

A.   The Bothners are the registered owners of the following lands:

               SECTION 5-22-12 W3M (hereinafter the "said lands")

B. Keewatin wishes to erect a study tower on the said lands for the purposes of determining the feasibility of constructing wind turbines on the said lands.

C. The Bothners wish to consent to the entry and grant a right of access on the said lands on the following terms and conditions.

     NOW THEREFORE HAVING REGARD TO THE ABOVE FACTS, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1. In consideration of the sum of ONE DOLLAR AND OTHER VALUABLE CONSIDERATION, the Bothners hereby grant a right of entry with rights of ingress and egress to Keewatin and/or its agents and assignees on the said lands for the purpose of constructing and erecting a study tower. The location of the
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     said tower within the said lands will be in the discretion of Keewatin, subject to consultation with Bothners.

2. The parties understand and agree that the Study Tower will be erected on or before October 31, 2005 and that said Study Tower shall remain on the said lands for a period not exceeding 14 months (hereinafter the "installation period"). Any extensions to the installation period must be granted in writing and signed by both parties.

3. Keewatin hereby agrees that any damages caused by the installation and or removal of the study tower or any damage caused directly or indirectly by the study tower during installation period shall be the sole responsibility of Keewatin. Keewatin further agrees that upon removal of the study tower they shall be responsible to restore the land as nearly as possible to its original condition.

4. The parties agree that all legal fees and disbursements with respect to this Agreement shall be paid by Keewatin.

5. The parties acknowledge that Nimegeers Carlson Law Firm is representing both parties in this transaction. As a result, Nimegeers Carlson Law Firm has a duty to disclose all relevant information to both parties and for this purpose, both parties expressly waive solicitor/client privilege for the purposes of this transaction. If a problem arises which cannot be resolved, both parties understand that Nimegeers Carlson Law Firm will withdraw and the parties will each have to seek independent legal advice.

6. This agreement will be binding on the Heirs, Executors, and Assigns of the respective parties.

7. The laws in force and effect in the Province of Saskatchewan are the laws which are to be applied when interpreting and giving effect to this agreement.

8.   Time shall be of the essence of this agreement.
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     In WITNESS WHERE KEEWATIN has caused its corporate seal to be hereunto affixed, attested by the signature(s) if its proper officer(s) if its proper officer(s) in that behalf on August 23, 2005.

                                            KEEWATIN WINDPOWER CORP.

                                            Per: /s/ Chris Craddock
                                                ----------------------------

     In WITNESS WHEREOF, BOTHNER'S hereto have hereunto set their hands this 23rd day of August, 2005.


                                            /s/ Edward Bothner
                                            --------------------------------
                                            EDWARD BOTHNER


                                            /s/ Charlotte Bothner
                                            --------------------------------
                                            CHARLOTTE BOTHNER